UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2011

BLOCKBUSTER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas		75270
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 854-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on September 23, 2010, Blockbuster Inc. (the “Company”) and certain of its domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 (“Chapter 11”) of title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) case number 10-14997.

On February 21, 2011, the Company together with certain of its subsidiaries (collectively, the “Sellers”) entered into an Asset Purchase and Sale Agreement (the “Stalking Horse Agreement”) with Cobalt Video Holdco LLC (the “Stalking Horse”).

As part of the Stalking Horse Agreement, the Company filed a motion on February 21, 2011 with the Bankruptcy Court for, among other things, authority to sell substantially all of its assets to the Stalking Horse pursuant to Section 363 of the Bankruptcy Code, establishing bidding procedures (“Bidding Procedures”) to permit higher and better bids, setting a date for an auction (an “Auction”) should such bids be received and setting a hearing date for the approval of the sale of the assets to the winning bidder.

On April 6, 2011, the Company completed the Auction pursuant to the Bidding Procedures previously approved by the Bankruptcy Court. As a result of the Auction, on April 6, 2011, the Company, in consultation with the agent for its senior secured lenders and the official committee of unsecured creditors appointed in the Company’s Chapter 11 cases, selected DISH Network Corporation (“DISH”) as having the highest and best bid and the Sellers entered into an agreement with DISH pursuant to which DISH agreed to purchase substantially all of the Company’s assets (the “DISH Agreement”).

Pursuant to the terms of the DISH Agreement, upon the closing of the transactions contemplated thereby, DISH will purchase substantially all of the assets of the Company and will assume certain of the Company’s obligations associated with the purchased assets through a supervised sale under Section 363 of the Bankruptcy Code. The purchase price for such assets under the DISH Agreement is approximately $320,000,000, subject to certain adjustments. The DISH Agreement contains, among other things, certain customary termination rights for the Company and DISH and rights and obligations regarding assumption and/or liquidation of certain of the Company’s assets.

The proposed transaction was approved by the Court at a hearing on April 7, 2011 and is expected to be completed on or about April 21, 2011. Pursuant to the Bidding Procedures, the Stalking Horse was selected as the backup bidder in the event the transaction with DISH is not consummated.

The foregoing is only a brief description of the material terms and conditions of the DISH Agreement, which has been filed with and is available from the Bankruptcy Court.

Item 8.01. Other Events.

Item 1.01 is incorporated herein by reference in its entirety.

A copy of the April 7, 2011 press release in respect of the Auction is being filed as Exhibit 99.1 to this current report and is incorporated herein by reference in its entirety.

Cautionary Statement Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements (other than statements of historical facts) that address projected or estimated results, or events, developments or results that we intend, expect, believe, anticipate, plan, forecast or project, will or may occur in the future are forward-looking statements. The words “possible,” “propose,” “might,” “could,” “would,” “projects,” “plan,” “forecasts,” “anticipates,” “expect,” “intend,” “believe,” “seek” or “may,” and similar expressions, are intended to identify forward-looking statements, but are not the exclusive means of identifying them. Forward-looking statements are subject to a number of risks, contingencies and uncertainties, some of which our management has not yet identified. Forward-looking statements are not guarantees of future performance; subsequent developments may cause forward-looking statements to become outdated; and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of various factors. Important factors that could cause actual results to differ from those contemplated by forward-looking statements include, but are not limited to: (i) the ability of the Company to continue as a going concern; (ii) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases; (iii) the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the chapter 11 cases; (iv) the effects of the Company’s Bankruptcy Filing on the Company and the interests of various creditors, equity holders and other constituents; (v) Bankruptcy Court rulings in the chapter 11 cases and the outcome of the cases in general; (vi) the length of time the Company will operate under the chapter 11 cases; (vii) risks associated with third party motions in the chapter 11 cases, which may interfere with the Company’s ability to develop and consummate one or more plans of reorganization once such plans are developed; (viii) the potential adverse effects of the chapter 11 proceedings on the Company’s liquidity or results of operations; (ix) the ability to execute the Company’s business and restructuring plan; (x) increased legal costs related to the Bankruptcy Filing and other litigation; (xi) the Company’s ability to maintain contracts that are critical to its operation, to obtain and maintain normal terms with customers, movie studios, suppliers and service providers and to retain key executives, managers and employees; or (xii) the ability of the Company to perform the terms of the DISH Agreement with DISH or, in the event the DISH Agreement is not consummated, the Stalking Horse Agreement with the Stalking Horse. The cautionary statements provided above are being made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”) and with the intention of obtaining the benefits of the “safe harbor” provisions of the Act for any such forward-looking information. Additional risks that may affect the Company’s future performance are detailed in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or circumstances, or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: April 12, 2011
	By:	/s/ Rod McDonald
Senior Vice President, Secretary and General Counsel